UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2020

NEXPOINT CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware814-0107438-3926499

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class

Trading Symbol(s)

Name of each exchange on which registered

N/AN/AN/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 28, 2020, John Honis is treated as an Interested Director of NexPoint Capital, Inc. (the “Company”).  From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Director of the Company.

Effective February 28, 2020, Dustin Norris stepped down from service as an Interested Director of the Company.  Mr. Norris’s departure was related to a reduction in the size of the board of directors of the Company (the “Board”) to four members and the Company’s Governance Committee’s decision to maintain the independence of at least 75% of the Board in connection with industry best practice.  There were no material conflicts, disagreements or other issues between Mr. Norris, the Board or the Company.  Prior to his departure, Mr. Norris served on the Company’s Distribution and Alternatives Oversight Committee. Mr. Norris continues to serve as an officer of the Company.

Effective April 9, 2020, Clifford Stoops will no longer serve as Assistant Treasurer of the Company.  In connection with Mr. Stoops’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

Effective April 9, 2020, the Board appointed David Klos to replace Mr. Stoops as the Company’s Assistant Treasurer.  Mr. Klos, age 37, has served as Chief Accounting Officer at Highland Capital Management, L.P. (“HCMLP”) since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016.  He also served as Controller at HCMLP from March 2017 to March 2020 and Assistant Controller at HCMLP from March 2015 until February 2017.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NexPoint Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020NEXPOINT CAPITAL, INC.

By:	/s/ Frank Waterhouse Name:Frank Waterhouse
Title:	Principal Financial Officer, Principal Accounting Officer, and Treasurer